EXHIBIT 10.40
EXECUTION VERSION

LIMITED CONSENT AND FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This LIMITED CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of September 28, 2015 and is entered into by and among NorthStar Realty Finance Limited Partnership, a Delaware limited partnership (the “Borrower”), NorthStar Realty Finance Corp., a Maryland corporation (the “Parent Guarantor”), certain Subsidiaries of the Parent Guarantor, as Guarantors, and Deutsche Bank AG New York Branch, as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”), with the consent of the Requisite Lenders, and is made with reference to that certain AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT dated as of May 5, 2015 (as amended or otherwise modified through the date hereof, the “Credit Agreement”) by and among the Borrower, the Parent Guarantor, the other Guarantors, the Lenders, the Administrative Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

WHEREAS, the Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and
WHEREAS, subject to certain conditions, Requisite Lenders are willing to agree to such amendment relating to the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	LIMITED CONSENT
The undersigned Lenders, constituting the Requisite Lenders, hereby (i) consent to the contribution by the Parent Guarantor of the real estate assets comprising its European real estate business (consisting of 52 properties located in Europe set forth on Schedule I hereto and certain cash, currency derivatives and other assets and liabilities, in each case, associated therewith (and excluding its European healthcare properties), collectively, the “Divested Properties”) into a subsidiary, NorthStar Realty Europe Corp. (“NRE”), and the subsequent spin-off by the Parent Guarantor to its shareholders of NRE as a newly-formed publicly-traded real estate investment trust (the “Divestiture”) and (ii) agree that the consummation of the Divestiture shall not constitute a default or breach of any provision of the Credit Agreement or any other Credit Document, in each case, solely to the extent the Divestiture is consummated on or prior to December 31, 2015.

SECTION II.	AMENDMENTS TO CREDIT AGREEMENT

2.1	Amendments to Section 1.
A.    Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in proper alphabetical order thereto:

“Divested Properties” has the meaning assigned to such term in the First Amendment.
“Divestiture” has the meaning assigned to such term in the First Amendment.
“First Amendment” means that certain Limited Consent and First Amendment to Amended and Restated Credit and Guaranty Agreement dated as of September [ ˜ ], 2015 among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.
“NRE” has the meaning assigned to such term in the First Amendment.

2.2	Amendments to Section 6.7.
A.    Clause (a) of Section 6.7 of the Credit Agreement is hereby amended by amending and restating the chart set forth therein to read as follows:

Fiscal Quarter	Total Indebtedness to Total Assets Ratio
March 31, 2015	70%
June 30, 2015	70%
September 30, 2015	70%
December 31, 2015	70%
March 31, 2016 and each Fiscal Quarter ending thereafter prior to the Revolving Commitment Termination Date	65%

B.    Clause (b) of Section 6.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(b)    Maximum Recourse Indebtedness. The Credit Parties shall not permit the Total Recourse Indebtedness to Total Assets Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending September 30, 2014, to exceed the correlative percentage set forth below:

Fiscal Quarter	Total Recourse Indebtedness to Total Assets Ratio
September 30, 2014	25%
December 31, 2014	25%
March 31, 2015	25%
June 30, 2015	25%
September 30, 2015	15%
December 31, 2015	15%
March 31, 2016 and each Fiscal Quarter ending thereafter prior to the Revolving Commitment Termination Date	25%

C.    Clause (c) of Section 6.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(c)    Fixed Charge Coverage Ratio. The Credit Parties shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending September 30, 2014, to be less than the correlative percentage set forth below:

Fiscal Quarter	Fixed Charge Coverage Ratio
September 30, 2014	1.50:1.00
December 31, 2014	1.50:1.00
March 31, 2015	1.50:1.00
June 30, 2015	1.50:1.00
September 30, 2015	1.75:1.00
December 31, 2015	1.75:1.00
March 31, 2016 and each Fiscal Quarter ending thereafter prior to the Revolving Commitment Termination Date	1.50:1.00

D.    Clause (d) of Section 6.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(d)    Minimum Liquidity. The Credit Parties shall not permit Liquidity to be less than (i) $25,000,000 at any time from and after the Amendment and Restatement Date and prior to the First Amendment Effective Date, (ii) $100,000,000 at any time from and after the First Amendment Effective Date and prior to March 31, 2016 and (iii) $25,000,000 at any time from and after March 31, 2016.
E.    Clause (e) of Section 6.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(e)    Minimum Net Worth. The Credit Parties shall not permit Consolidated Tangible Net Worth at any time to be less than an amount equal to (i) prior to the occurrence of the Divestiture, the sum of (A) 75% of Original Closing Date Consolidated Tangible Net Worth and (B) 75% of the net cash proceeds received by the Parent Guarantor from issuances and sales of common stock of the Parent Guarantor from and after the Original Closing Date through such date of determination and (ii) from and after the occurrence of the Divestiture, the sum of (A) 75% of Original Closing Date Consolidated Tangible Net Worth and (B) 75% of the net cash proceeds received by the Parent Guarantor from issuances and sales of common stock of the Parent Guarantor from and after the Original Closing Date through such date of determination (excluding net cash proceeds of issuances and sales of common stock of the Parent Guarantor conducted solely in connection with the initial acquisition by the Borrower and its Subsidiaries of the Divested Properties (the “Divested Property Equity”) solely to the extent such Divested Property Equity (in the form of equity value in the Divested Properties or otherwise) is disposed of or otherwise transferred to NRE in connection with the Divestiture; provided that the maximum aggregate amount of Divested Property Equity that is so excluded shall not exceed $900,000,000).

SECTION III.	CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):
A.    Execution. Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Credit Parties and (ii) consent to the terms of this Amendment from the Requisite Lenders.
B.    Consent Fee. The Borrower shall have paid to the Administrative Agent, for the account of each Lender that has delivered an executed counterpart consenting to this Amendment prior to 5:00 p.m. New York time on September 25, 2015, a consent fee equal to 0.10% of the aggregate amount of such Lender’s Revolving Commitment as of the First Amendment Effective Date.

C.    Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Credit Document.
D.    Necessary Consents. Each Credit Party shall have obtained all consents and approvals necessary to implement the transactions contemplated by this Amendment.
E.    Representations and Warranties. Each of the representations and warranties in Section IV of this Amendment shall be true and correct in all respects as of the First Amendment Effective Date.
F.    No Default. Both immediately before and after giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV.	REPRESENTATIONS AND WARRANTIES
In order to induce Administrative Agent and Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party hereby represents, warrants and agrees as follows:
A.    Each Credit Party represents and warrants that it has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as modified by this Amendment and the other Credit Documents and has been duly authorized to do so.
B.    Each Credit Party represents and warrants that this Amendment has been duly executed and delivered by each of the Credit Parties and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
C.    Each Credit Party represents and warrants that no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
D.    Each Credit Party represents and warrants that each of the representations and warranties contained in Section 4 of the Credit Agreement and the other Credit Documents are true and correct in all material respects (or in the case of any representation, warranty or certification that is qualified as to “materiality,” “Material Adverse Effect” or similar language, are true and correct in all respects), immediately before and after giving effect to this Amendment, on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (or in the case of any representation, warranty or certification that is qualified as to “materiality,” “Material Adverse Effect” or similar language, were true and correct in all respects) on and as of such earlier date.

SECTION V.	ACKNOWLEDGMENT AND CONSENT
In order to induce Administrative Agent and Lenders to enter into this Amendment, each Guarantor hereby:
A.    acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to all the terms and conditions set forth in this Amendment and to the modification and waiver of the Credit Agreement as provided herein. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party; and
B.    acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

SECTION VI.	MISCELLANEOUS
A.    Reference to and Effect on the Credit Agreement and the Other Credit Documents.
(i)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(ii)    Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.
(iv)    This Amendment constitutes a Credit Document.
B.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.    Applicable Law. The applicable law and jurisdiction provisions stated in the Credit Agreement are incorporated herein, mutatis mutandis, by this reference, and this Amendment shall be construed and enforced in accordance therewith.
D.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
E.    Beneficiaries. This Amendment is made and entered into solely for the benefit of the Lenders and the other parties hereto, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment.
[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

PARENT GUARANTOR:

NORTHSTAR REALTY FINANCE CORP.

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

OTHER CREDIT PARTIES:

BSL HOLDINGS-T, LLC
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General

CDO HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

USIP TERRA PREFERRED-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

NRFC SBK HOLDINGS, LLC

By:	CDO Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

WCG OP-T, LLC

By:	WCG OP Holdings-T CAM2, LLC, as its sole member
By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

NRFC SBK SUBSIDIARY, LLC

By:	NRFC SBK Holdings, LLC, as its managing member
By:	CDO Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

CASTERLY ROCK HOLDINGS, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

SHADOW TOWER HOLDINGS-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

QUEENS PLAZA LIC-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

EASTWATCH HOLDINGS-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

CLUB ONE-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

SUNSET-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

VALYRIA MEZZ LENDER-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

NRFC SENIOR LOAN HOLDINGS, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

NRFC MEZZANINE HOLDINGS, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate

NRFC 2013-1 PARTICIPATION HOLDINGS, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

EASTWATCH ECHO LENDER-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

WCG PROP-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

WCG OP HOLDINGS-T CAM2, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

3CPI-T, LLC
EAST CAMELBACK APARTMENTS, LLC
NORTHSTAR LOANCO. LLC
AIA HOLDINGS-T, LLC
NRFC ADAMS RUN MEMBER, LLC
NRFC CARROLL HOLDINGS, LLC
NRFC COUNTRY SQUIRE HOLDINGS, LLC
NRFC DB LOAN MEMBER, LLC
NRFC PRU MEZZ, LLC
NRFC UL HOLDINGS, LLC
PE INVESTMENTS-T, LLC
PROJECT SHORE INVESTOR I, LLC
PROJECT SHORE INVESTOR II, LLC
TRISTATE LOAN-T, LLC
TRISTATE PREFERRED INVESTOR-T, LLC
TRISTATE REALTY INVESTOR-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

MH III HOLDINGS-T, LLC
NRFC MH HOLDINGS, LLC
NRFC MH II HOLDINGS, LLC
NRFC PE FUND INVESTOR, LLC
NRFC PE FUND INVESTOR II, LLC
NRFC PE FUND INVESTOR IV, LLC
PLATFORM MEMBER-T, LLC
TORCH-T, LLC

By:	HA Portfolio Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

NORTHSTAR LANDCO., LLC

By:	NorthStar LoanCo. LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

CMP I HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title:

CMP I OWNER-T, LLC

By:	CMP I Owner MB2-T, LLC, as its sole member
By:	CMP I Owner MB1-T, LLC, as its sole member
By:	CMP I Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

CMP I CAM2-T, LLC

By:	CMP I Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

PE INVESTMENTS V12-T, LLC

By:	PE Investments-T CAM2, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

PE INVESTMENTS V1-T, LLC

By:	PE Investments-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

PE INVESTMENTS-T CAM2, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

CASTLEBLACK HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

CASTLEBLACK-T CAM2, LLC

By:	Castleblack Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

LC CAM2-T, LLC

By:	LC Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

LC HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

LC INVESTOR-T, LLC

By:	LLC Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

LC LENDER-T, LLC

By:	LC Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

PLATFORM MEMBER HOLDINGS-T CAM2, LLC

By:	HA Portfolio Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

FIRST RANGE HOLDINGS MEMBER-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

HEALTHCARE GA HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

NRF RED REIT CORP.

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

PE INVESTMENTS IX2-T, LLC

By:	PE Investments-T CAM2, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

PE INVESTMENTS IX-T, LLC

By:	PE Investments-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

PE INVESTMENTS X-T, LLC

By:	PE Investments-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

NRFC PRU HOLDINGS, LLC.

By:	NRF RED REIT CORP., its sole member

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

RED REIT SUB-T, LLC.

By:	NRF RED REIT CORP., its sole member

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

NRFC NNN HOLDINGS 3, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

NRFC EASTON HOLDINGS, LLC

By:	NRFC NNN Holdings 3, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

NRFC EASTON HOLDINGS 2, LLC

By:	NRFC NNN Holdings 3, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

NRFC FORT WAYNE HOLDINGS LLC

By:	NRFC NNN Holdings 3, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

WINTERFELL HEALTHCARE HOLDINGS-T, LLC

By:	NorthStar Realty Healthcare, LLC, as its sole member
By:	NRFC Healthcare Holdings Company, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

WINTERFELL HEALTHCARE-T, CAM2, LLC

By:	Winterfell Healthcare Holdings-T, LLC, as its sole member
By:	NorthStar Realty Healthcare, LLC, as its sole member
By:	NRFC Healthcare Holdings Company, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

NEP HOLDINGS-T, LLC
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

NEP OWNER-T, LLC
By:	NEP Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

NEP CAM2-T, LLC
By:	NEP Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

NEP OWNER MB2-T, LLC
By:	NEP Owner-T, LLC, as its sole member
By:	NEP Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

NEP OWNER MB1-T, LLC
By:	NEP Owner MB2-T, LLC, as its sole member
By:	NEP Owner-T, LLC, as its sole member
By:	NEP Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

NEP OPS MB2-T, LLC
By:	NEP CAM2-T, LLC, as its sole member
By:	NEP Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

NEP OPS MB1-T, LLC

By:	NEP OPS MB2-T, LLC, as its sole member
By:	NEP CAM2-T, LLC, as its sole member
By:	NEP Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

HA PORTFOLIO HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

MC HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

MC OWNER MB1-T, LLC

By:	MC Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

MC CAM2-T, LLC

By:	MC Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

MC OPS MB1-T, LLC

By:	MC CAM2-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

PE INVESTMENTS XII-T, LLC

By:	PE Investments-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

PE INVESTMENTS XII2-T, LLC

By:	PE Investments-T, CAM2, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

PE INVESTMENTS XIIA-T, LLC

By:	PE Investments-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to First Amendment (NRF)]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as a Lender

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

By:	/s/ Perry Forman
Name: Perry Forman
Title: Director

[Signature Page to First Amendment (NRF)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Authorized Signatory

By:	/s/ Sean MacGregor
Name: Sean MacGregor
Title: Authorized Signatory

[Signature Page to First Amendment (NRF)]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[Signature Page to First Amendment (NRF)]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President

[Signature Page to First Amendment (NRF)]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Daniel Hunter
Name: Daniel Hunter
Title: Authorized Signatory

[Signature Page to First Amendment (NRF)]

JP MORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Lauren Gubkin
Name: Lauren Gubkin
Title: Vice President

[Signature Page to First Amendment (NRF)]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Jason Lipschitz
Name: Jason Lipschitz
Title: Authorized Signatory

[Signature Page to First Amendment (NRF)]

SCHEDULE I

Schedule I